                                                                    EXHIBIT 99.1


             IDEX CORPORATION EXPANDS NUMBER OF REPORTING SEGMENTS;
               NEW STRUCTURE REFLECTS MORE FOCUSED MARKET STRATEGY
                      ALIGNED WITH EMERGING CUSTOMER NEEDS

NORTHBROOK, IL, JUNE 28 -- IDEX CORPORATION (NYSE: IEX) today announced the expansion of its number of reporting segments from three to four segments. Effective with the reporting of its financial results for the three months ending June 30, 2006, IDEX's segments will be disclosed as:

     o    Fluid & Metering Technologies
     o    Health & Science Technologies
     o    Dispensing Equipment
     o    Fire & Safety/Diversified Products

"The new business structure reflects a more focused market strategy across all businesses and provides a strong platform to support our future growth," said Larry Kingsley, Chairman and Chief Executive Officer. "Through this new structure, we will be better positioned to address emerging customer needs in industrial fluid and metering technologies, health and science instrumentation and equipment, dispensing, and fire and safety. The addition of a fourth segment reflects our evolving capability and content for applied health and science technologies."

Under the new structure, the Fluid & Metering Technologies segment will consist of the following IDEX business units: Liquid Controls, Pulsafeeder, Viking, Warren Rupp and Versa-Matic. The Health & Science Technologies segment will include Gast Manufacturing, Micropump, Rheodyne, Scivex and recently-acquired Eastern Plastics Inc. (EPI). The Dispensing Equipment segment will consist of FAST, Fluid Management and Lubriquip. The Fire & Safety/Diversified Products segment will include the company's Hale Products' fire suppression and rescue tools businesses, as well as its BAND-IT engineered clamping business.

For informational purposes, the attached tables present the company's historical financial data for fiscal years 2004 and 2005, as well as its quarterly financial data for the previous five quarters, reflecting the new segments.

IDEX Corporation plans to issue its second quarter financial results on July 20, 2006.


ABOUT IDEX
IDEX Corporation is an applied solutions company specializing in fluid and metering technologies, health and science technologies, dispensing equipment, and fire, safety and other diversified products built to its customers' exacting specifications. Its products are sold in niche markets to a wide range of industries throughout the world. IDEX shares are traded on the New York Stock Exchange and Chicago Stock Exchange under the symbol "IEX".

IDEX CORPORATION
Historical Financial Data Reflecting New Segment Structure
(Dollars in millions)

                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
                                       Q1 2006       Q1 2005       Q2 2005       Q3 2005      Q4 2005       FY 2005       FY 2004
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------

FLUID & METERING TECHNOLOGIES:
  NET SALES .......................  $  102,399    $   93,471    $   98,793    $   98,205    $   95,013    $  385,482    $  354,271
  OPERATING INCOME ................      19,277        15,316        18,283        19,293        18,316        71,208        61,145
  OPERATING MARGIN ................        18.8%         16.4%         18.5%         19.6%         19.3%         18.5%         17.3%
  DEPRECIATION AND AMORTIZATION ...  $    2,251    $    2,607    $    2,545    $    2,448    $    2,295    $    9,895    $    9,614
  CAPITAL EXPENDITURES ............       1,132         2,500         2,539         1,461         1,741         8,241        10,781

HEALTH & SCIENCE TECHNOLOGIES:
  NET SALES .......................  $   63,021    $   52,921    $   59,541    $   60,517    $   62,520    $  235,499    $  188,292
  OPERATING INCOME ................      12,299         9,015        10,130        11,602        12,449        43,196        32,211
  OPERATING MARGIN ................        19.5%         17.0%         17.0%         19.2%         19.9%         18.3%         17.1%
  DEPRECIATION AND AMORTIZATION ...  $    1,395    $    1,519    $    1,509    $    1,450    $    1,424    $    5,902    $    6,850
  CAPITAL EXPENDITURES ............         877         1,084         1,568         1,639         1,226         5,517         3,187

DISPENSING EQUIPMENT:
  NET SALES .......................  $   49,612    $   51,327    $   53,117    $   40,936    $   42,434    $  187,814    $  170,198
  OPERATING INCOME ................      11,432        11,578        13,230         7,882         8,095        40,785        33,489
  OPERATING MARGIN ................        23.0%         22.6%         24.9%         19.3%         19.1%         21.7%         19.7%
  DEPRECIATION AND AMORTIZATION ...  $    1,199    $    1,298    $    1,298    $    1,257    $    1,357    $    5,210    $    5,616
  CAPITAL EXPENDITURES ............         766           951           903         1,012           958         3,824         2,769

FIRE & SAFETY/DIVERSIFIED PRODUCTS:
  NET SALES .......................  $   61,216    $   55,572    $   61,199    $   59,388    $   62,833    $  238,992    $  219,006
  OPERATING INCOME ................      13,675        11,561        13,988        14,972        16,161        56,682        47,120
  OPERATING MARGIN ................        22.3%         20.8%         22.9%         25.2%         25.7%         23.7%         21.5%
  DEPRECIATION AND AMORTIZATION ...  $    1,533    $    1,564    $    1,487    $    1,297    $    1,348    $    5,696    $    6,012
  CAPITAL EXPENDITURES ............       1,137           791           995           854         1,717         4,357         3,204

COMPANY:
  NET SALES .......................  $  275,071    $  252,058    $  271,758    $  257,930    $  261,529    $1,043,275    $  928,297
  OPERATING INCOME ................      48,461        40,695        48,132        46,649        47,311       182,787       149,384
  OPERATING MARGIN ................        17.6%         16.1%         17.7%         18.1%         18.1%         17.5%         16.1%
  DEPRECIATION AND AMORTIZATION ...  $    6,489    $    7,139    $    6,990    $    6,558    $    6,441    $   27,128    $   28,636
  CAPITAL EXPENDITURES ............       4,121         5,707         6,160         5,287         5,840        22,994        21,097

IDEX CORPORATION
Historical Financial Data Reflecting New Segment Structure
(Dollars in millions)

                                          --------    --------    --------    --------    --------    ----------    --------
                                           Q1 2006     Q1 2005     Q2 2005     Q3 2005     Q4 2005       FY 2005     FY 2004
                                          --------    --------    --------    --------    --------    ----------    --------
NET SALES:
    FLUID & METERING TECHNOLOGIES:
       EXTERNAL CUSTOMERS .............   $102,117    $ 93,238    $ 98,322    $ 97,779    $ 94,605    $  383,944    $352,265
       INTERSEGMENT SALES .............        282         233         471         426         408         1,538       2,006
                                          --------    --------    --------    --------    --------    ----------    --------
          TOTAL GROUP SALES ...........    102,399      93,471      98,793      98,205      95,013       385,482     354,271
                                          --------    --------    --------    --------    --------    ----------    --------

    HEALTH & SCIENCE TECHNOLOGIES:
       EXTERNAL CUSTOMERS .............     62,128      51,923      59,122      59,828      61,658       232,531     186,836
       INTERSEGMENT SALES .............        893         998         419         689         862         2,968       1,456
                                          --------    --------    --------    --------    --------    ----------    --------
          TOTAL GROUP SALES ...........     63,021      52,921      59,541      60,517      62,520       235,499     188,292
                                          --------    --------    --------    --------    --------    ----------    --------

    DISPENSING EQUIPMENT:
       EXTERNAL CUSTOMERS .............     49,611      51,327      53,117      40,936      42,434       187,814     170,195
       INTERSEGMENT SALES .............          1        --          --          --          --            --             3
                                          --------    --------    --------    --------    --------    ----------    --------
          TOTAL GROUP SALES ...........     49,612      51,327      53,117      40,936      42,434       187,814     170,198
                                          --------    --------    --------    --------    --------    ----------    --------

    FIRE & SAFETY/DIVERSIFIED PRODUCTS:
       EXTERNAL CUSTOMERS .............     61,215      55,570      61,197      59,387      62,832       238,986     219,001
       INTERSEGMENT SALES .............          1           2           2           1           1             6           5
                                          --------    --------    --------    --------    --------    ----------    --------
          TOTAL GROUP SALES ...........     61,216      55,572      61,199      59,388      62,833       238,992     219,006
                                          --------    --------    --------    --------    --------    ----------    --------

    INTERSEGMENT ELIMINATIONS .........     (1,177)     (1,233)       (892)     (1,116)     (1,271)       (4,512)     (3,470)
                                          --------    --------    --------    --------    --------    ----------    --------

       TOTAL NET SALES ................   $275,071    $252,058    $271,758    $257,930    $261,529    $1,043,275    $928,297
                                          ========    ========    ========    ========    ========    ==========    ========

OPERATING INCOME:
    FLUID & METERING TECHNOLOGIES .....   $ 19,277    $ 15,316    $ 18,283    $ 19,293    $ 18,316    $   71,208    $ 61,145
    HEALTH & SCIENCE TECHNOLOGIES .....     12,299       9,015      10,130      11,602      12,449        43,196      32,211
    DISPENSING EQUIPMENT ..............     11,432      11,578      13,230       7,882       8,095        40,785      33,489
    FIRE & SAFETY/DIVERSIFIED PRODUCTS      13,675      11,561      13,988      14,972      16,161        56,682      47,120
    CORPORATE OFFICE AND OTHER ........     (8,222)     (6,775)     (7,499)     (7,100)     (7,710)      (29,084)    (24,581)
                                          --------    --------    --------    --------    --------    ----------    --------
       TOTAL OPERATING INCOME .........   $ 48,461    $ 40,695    $ 48,132    $ 46,649    $ 47,311    $  182,787    $149,384
                                          ========    ========    ========    ========    ========    ==========    ========